UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

Item 7.01    Regulation FD Disclosure.

On October 2, 2007, Alliance One issued a press release. A copy of the press release is being furnished as Exhibit 99.1.

The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Alliance One International, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press Release, dated October 2, 2007.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2007	Alliance One International, Inc.
Registrant

/s/ Thomas G. Reynolds
______________________________________________
Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated October 2, 2007.	5 - 6

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